Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Greenfield Online, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2006 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert E. Bies, Executive Vice-President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert E. Bies
Robert E. Bies
Executive Vice-President and
Chief Financial Officer

Date: March 15, 2007

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